UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 8, 2024

Commission File No. 001-14778

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

w

Item 1.01 Entry into a Material Definitive Agreement.

On October 8, 2024, Soligenix, Inc. (the “Company”) and its subsidiaries, Soligenix UK Limited, Enteron Pharmaceuticals, Inc., Soligenix BioPharma Canada Incorporated, Soligenix NE B.V., and Soligenix Biopharma HI, Inc., as borrowers (collectively referred to as the “Borrower”), entered into an amendment (the “Amendment”) to the Loan and Security Agreement (as previously amended, the “Loan Agreement”) dated December 15, 2020 with Pontifax Medison Finance (Israel) L.P. and Pontifax Medison Finance (Cayman) L.P. (collectively, the “Lenders”) and Pontifax Medison Finance GP, L.P., in its capacity as administrative agent and collateral agent for itself and Lenders.  The motivation for entering into the Amendment was to potentially further extend the Company’s cash runway by allowing the remaining amounts owed under the loan to be satisfied with stock in lieu of cash.

The Amendment reduced the conversion price with respect to the remaining principal amount under the Loan Agreement to (a) $3.81 for the first 501,648 shares of the Company’s common stock issuable upon conversion following October 7, 2024 and (b) $4.23 with respect to all shares of the Company’s common stock issuable in excess of the first 501,648 shares so issued.

None of the other terms of the Loan Agreement were modified in any material respect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the financial obligations of the Company under the Loan Agreement, as amended by the Amendment, is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1	Amendment to Loan and Security Agreement dated as of October 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

October 11, 2024	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

3